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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 2004

                                   GenTek Inc.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
     Delaware                                 001-14789                        02-0505547
----------------                    ---------------------------           --------------------
(State or other                       (Commission File Number)                (IRS Employer
jurisdiction of                                                             Identification No.)
incorporation)
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       Liberty Lane, Hampton, New Hampshire                       03842
  ----------------------------------------------          --------------------
     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (603) 929-2606

                                 Not Applicable
       ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

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
         Number   Title
         ------   -----
         99.1     Press release, dated February 6, 2004, announcing the Company's filing of the registration statement required by its registration rights agreement.
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ITEM 9.  REGULATION FD DISCLOSURE

         On February 6, 2004, GenTek announced that it had filed the registration statement required by the registration rights agreement entered into by GenTek and certain former creditors who received common stock in connection with the Company's reorganization under Chapter 11. Pursuant to the registration rights agreement, GenTek was required to register approximately 4.2 million shares of its common stock on a shelf registration statement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GENTEK INC.
                                             (Registrant)


Date: February 6, 2004                       By:  /s/ Matthew R. Friel
                                                  --------------------
                                                  Name:  Matthew R. Friel
                                                  Title: Vice President and
                                                         Chief Financial Officer








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                                  Exhibit Index

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
Number   Title
------   -----
99.1 Press release, dated February 6, 2004, announcing the Company's filing of the registration statement required by its registration rights agreement.

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